                                                                  EXHIBIT 10.71



                     FOURTH AMENDMENT TO LOAN AND SECURITY
                        AGREEMENT AND CONSENT AGREEMENT

         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND CONSENT AGREEMENT (this "Agreement") is made and entered into as of the 30th day of December, 1997, by and between HAYES MICROCOMPUTER PRODUCTS, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 5854 Peachtree Corners East, Norcross, Georgia 30072, and THE CIT GROUP/CREDIT FINANCE, INC., a Delaware corporation (hereinafter referred to as "Lender") with an office at 1211 Avenue of the Americas, 21st Floor, New York, New York 10036.

                                   RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement and a certain Condition Precedent Rider thereto, both dated December 21, 1995, as amended by that certain First Amendment to Loan and Security Agreement April 16, 1996, that certain Second Amendment to Loan and Security Agreement dated October 15, 1996, and that certain Third Amendment to Loan and Security Agreement dated as of January 1, 1997 (collectively, as at any time amended, the "Loan Agreement"), pursuant to which Lender has made certain revolving credit and term loans to Borrower.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. DEFINITIONS. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

                  2. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                           a.  By deleting Section 3.1(b) in its entirety and
by substituting the following new Section 3.1(b) in lieu thereof:

                  (b) If the amount of interest to be paid in any month based upon the outstanding principal amount of the Obligations during the immediately preceding month is less than the Minimum Interest Amount, then, subject to the provisions of Section 3.8 hereof, Borrower shall be obligated to pay the Minimum Interest Amount on the date that accrued interest is due and payable for such immediately preceding month. As used herein, the term "MINIMUM INTEREST AMOUNT" shall mean the interest amount that would have been paid for such month if the average principal amount of Obligations outstanding during such month was at least equal to the Base Loan Amount for such month. As used herein, the term "BASE LOAN AMOUNT" shall mean, for any month, an amount equal to $10,000,000.

                           b.       By deleting Section 9.1 in its entirety and
by substituting the following new Section 9.1 in lieu thereof:

                  9.1 Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender in Atlanta, Georgia, and shall continue in full force and effect for a term of five (5) years from the Closing Date hereof and shall be deemed automatically renewed for successive terms of three (3) years thereafter unless terminated as of the end of the initial or any renewal term (each a "TERM") by either party giving the other written notice at least sixty (60) days' prior to the end of the then-current Term.

                           c.       By deleting Section 9.2 in its entirety and
by substituting the following new Section 9.2 in lieu thereof:

                  9.2 Early Termination. Borrower may terminate this Agreement by giving Lender at least thirty (30) days prior written notice at any time upon payment in full of all of the Obligations as provided herein, including, without limitation, the early termination fee provided below. Lender shall have the right to terminate this Agreement (i) at any time upon or after the occurrence of an Event of Default or (ii) upon ninety (90) days' prior written notice to Borrower if (A) there shall occur any change in the controlling ownership of Borrower (other than a change of ownership contemplated by the Merger Documents) or any person now or hereafter occupying the position of Borrower's chief executive officer, chief financial officer or chief operating officer shall cease for any reason to occupy such position, and (B) Hayes Corporation, a Delaware corporation, does not own at the time in question at least 90% of the outstanding equity securities in Borrower. If Lender or Borrower shall terminate this Agreement effective as of any date other than the last day of the then current Term, Borrower shall pay to Lender (in addition to all other Obligations) upon the effective date of such termination, in view of the impracticality and extreme difficulty of



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



         ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits, an early termination fee calculated as follows:

         IF TERMINATION OCCURS       THE TERMINATION FEE SHALL BE:
         AT ANY TIME:
         (a)   on or before April    (a)  $450,000
               16, 1998

         (b)   from April 17, 1998,  (b)  1% of the greater of the Base
               to April 15, 2001          Loan Amount in the month during
                                          which notice of termination
                                          is given or the Average Daily
                                          Loan Balance for the 180-day
                                          period prior to the effective
                                          date of termination, plus $150,000

         If the effective date of termination pursuant to a properly given notice occurs on the last day of any Term, then no termination charge shall be payable. As used in this Agreement, the term "LOAN YEAR" shall mean a period commencing on the Closing Date or an anniversary thereof and ending on the next anniversary; and the term "AVERAGE DAILY LOAN BALANCE" shall mean, for any period, an amount equal to the aggregate principal balance of Revolving Loans, Term Loans and Accommodations outstanding at the end of each day during such period divided by the number of days in such period.

                           d.       By deleting Section 10.1(a) in its entirety
and by substituting the following new Section 10.1(a) in lieu thereof:

                  (a)      Maximum Credit:                    $50,000,000

                           e.       By deleting Section 10.4(a) in its entirety
and by substituting the following new Section 10.4(a) in lieu thereof:

                  (a)      Interest Rate:

                           A fluctuating rate per annum equal to the Prime Rate plus the Applicable Interest Margin. The "APPLICABLE INTEREST MARGIN" shall be 2.125%, until January 1, 1998, at which time the Applicable Interest Margin shall be 1.875%; provided, however, that (1) if Borrower shall have Net Income for the six months ending June 30, 1998, of greater than $585,000, then the Applicable Interest Margin shall be reduced by .25 percentage points, effective July 1, 1998; and
                           (2) if Borrower



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                           shall have Net Income for the its fiscal year ending
                           December 31, 1998, of greater than $5,850,000, then the Applicable Interest Margin shall be reduced by .25 percentage points, effective January 1, 1999; provided, that if the Applicable Interest Margin is reduced pursuant to subparagraph (a)(1) above and Borrower has Net Income for its fiscal year ending December 31, 1998, of less than $5,850,000, then the Applicable Interest Margin shall be increased by .25 percentage points, effective January 1, 1999. As used herein, the term "NET INCOME" shall mean, for any period, the net income of Borrower for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with generally accepted accounting principles consistently applied, provided that there shall be excluded: (i) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period, (ii) any net gain or losses on the sale or other disposition, not in the ordinary course of business, of capital assets, provided that there shall also be excluded any related charges for taxes thereon, (iii) any net gain arising from the collection of the proceeds of any insurance policy,
                           (iv) any write-up of any asset, and (v) any other extraordinary items.

                           f.       By deleting Section 10.4(b) in its entirety
and by substituting the following new Section 10.4(b) in lieu thereof:

                  (b)      Annual Commitment Fee:

                           $325,000 for each of the first four Loan Years, earned and payable on each of the first three anniversary dates after the Closing Date, and $250,000 for the fifth Loan Year, earned and payable on the fourth anniversary date after the Closing Date.

                           g.       By deleting Section 10.6(a) and Section
10.6(b)in their entireties and by substituting the following new Section 10.6(a) and Section 10.6(b) in lieu thereof:

                  10.6(a)           Lender's Address:



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                                             The CIT Group/Credit Finance, Inc.
                                             1211 Avenue of the Americas
                                             21st Floor
                                             New York, New York 10036

                                    Lender's Bank:

                                             The Chase Manhattan Bank, N.A.
                                             270 Park Avenue
                                             New York, New York

                           (b)      Borrower's Chief Executive Office:

                                             5854 Peachtree Corners East
                                             Norcross, Georgia 30072-3405
                                             Attention:  Dennis C. Hayes
                                             Telecopy:  (770) 840-6830

                            h.      By adding the following to Section
                                    10.6(d)(1):

                                             Hayes (Asia Pacific) Limited
                                             39/F, Unit B
                                             Manuliffe Tower
                                             169 Electric Road
                                             North Point, Hong Kong

                                             Hayes (China) Limited
                                             Beijing Representative Office
                                             A1912 Vantone New World Plaza
                                             Number 2 Fuchengmenwai Dajie
                                             XiCheng District, Beijing PRC 10037

                                             Cardinal Technologies, Inc.
                                             5854 Peachtree Corners East
                                             Norcross, Georgia  30072

                           i.       By deleting Section 10.6(e) in its entirety
and by substituting the following new Section 10.6(e) in lieu thereof:

                           (e)      Borrower's Trade Names for
                           Invoicing:

                                             Hayes Communications
                                             Hayes Communications, Inc.
                                             Practical Peripherals, Inc.
                                             Practical Peripherals
                                             Cardinal Technologies, Inc.
                                             Cardinal Technologies

                  3. CONSENT TO MERGER. Borrower has informed Lender that pursuant to the terms of that certain Agreement and Plan of Reorganization dated as of July 29, 1997, between Borrower and Access Beyond, Inc. ("Access Beyond") a true and complete copy of which is attached hereto as Exhibit A (the "Reorganization Agreement"), (i) H&A Merger Sub, Inc., a Georgia corporation and wholly owned subsidiary of Access Beyond ("H&A") will merge with and into Borrower and (ii) Borrower will become a wholly owned subsidiary of Hayes Corporation, formerly known as Access Beyond, Inc. The consummation of the merger contemplated by the Reorganization Agreement (the "H&A Merger") requires the prior written consent of Lender under the Loan Agreement. Lender hereby consents to the H&A Merger and agrees that the H&A Merger shall not constitute an Event of Default under the Loan Agreement, provided that each of the conditions precedent set forth in Paragraph 8 hereof are satisfied.

                  4. CONSENT TO PAYOFF OF SUBORDINATED DEBT. Pursuant to the terms of that certain Capital Contribution Agreement dated the date hereof by Hayes Corporation, formerly known as Access Beyond, Inc., in favor of Lender, Hayes Corporation has agreed to advance to Borrower, as a contribution to Borrower's capital, an amount equal to $35,000,000 in cash (the "Capital Contribution"). Borrower has informed Lender that Borrower intends to use $11,375,000 of the proceeds received from the Capital Contribution to satisfy the aggregate of all subordinated indebtedness owing from Borrower to Rinzai Limited, a Hong Kong corporation ("Rinzai"), Kaifa Technology (H.K.) Limited, a Hong Kong corporation ("Kaifa"), Rolling Profit Holdings, Ltd., a British Virgin Island corporation ("Rolling Profit"), LAO Hotel (H.K.) Limited, a Hong Kong corporation ("LAO"), Saliendra Pte Ltd, a private Singapore corporation ("Saliendra") and S.P. Quek Investments, a private Singapore corporation ("S.P. Quek") (Rinzai, Kaifa, Rolling Profit, LAO, Saliendra and S.P. Quek are hereinafter referred to collectively as the "Creditors").

         Lender hereby consents to Borrower's use of $11,375,000 of the proceeds received from the Capital Contribution to satisfy the aggregate of all indebtedness owing from Borrower to the Creditors (the "Creditor Payoff") and agrees that the Creditor Payoff will not constitute an Event of Default under the Loan Agreement or a default under any subordination agreement between Lender, Borrower and any Creditor, provided, that each of the conditions precedent set forth in Paragraph 8 hereof are satisfied prior to the Creditor Payoff, and, provided, that Borrower shall have remitted to Lender an amount sufficient to satisfy all Obligations owing by Borrower to Lender under Term Loan B.

                  5. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms each of the Transaction Documents and all of



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Borrower's covenants, duties, indebtedness and liabilities thereunder.

                  6. ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Transaction Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

                  7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Agreement, that no Event of Default exists on the date hereof; the execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of Borrower and this Agreement has been duly executed and delivered by Borrower; and except as may have been disclosed in writing by Borrower to Lender prior to the date hereof, all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

                  8. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof and Lender's consents contained in
Section 3 and Section 4 are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

                           a.       No Event of Default exists under (and as
defined in) the Loan Agreement;

                           b.       Borrower delivers to Lender final drafts of
all documents to be executed in conjunction with the H&A Merger and such documents are satisfactory in all respects to Lender in its sole discretion;

                           c.       Lender receives assurances satisfactory to
it that (1) H&A will consent to the terms of the Loan Agreement to the extent that its consent is required under the terms of the Reorganization Agreement or the H&A Merger Agreement and (2) the transactions contemplated by the H&A Merger Documents will be, fully consummated in accordance with the terms thereof as in effect on the date hereof. As used herein, the term "H&A Merger Agreement" means those certain Articles of Merger dated December 29, 1997, by and between H&A Merger Sub, Inc., a Georgia corporation, and Borrower, together with all schedules and exhibits



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thereto; and the term "H&A Merger Documents" means the H&A Merger Agreement and each of the instruments and agreements that are to be executed in connection therewith; and

                           d.       Lender receives such other documents,
instruments and agreements as Lender may reasonably request to give effect to the terms and provisions of this Agreement.

                  9. ADDITIONAL COVENANTS. To induce Lender to enter into this Agreement, Borrower covenants and agrees that:

                           a.       Upon receipt by Borrower of the equity
contribution in the amount of $35,000,000 from Hayes Corporation, Borrower will remit to Lender $4,529,200 or such greater amount as is necessary to satisfy all Obligations owing by Borrower to Lender under Term Loan B on or before the second day following Borrower's receipt of such contribution;

                           b.       On or before the close of business on
December 31, 1997, Borrower will deliver or cause to be delivered to Lender evidence that the Certificate of Merger with respect to the H&A Merger has been filed with the Secretary of State of the State of Georgia and the H&A Merger is valid and effective in accordance with the terms and provisions of the H&A Merger Agreement and the applicable corporation statutes of the State of Georgia; and

                           c.       On or before the close of business on
December 31, 1997, Borrower will deliver or cause to be delivered to Lender an opinion letter of counsel to Borrower with respect to the H&A Merger Agreement, the effectiveness of the H&A Merger as of the date hereof.

                           d.       On or before the close of business on
December 31, 1997, Lender shall have received assurances satisfactory to it (including assurances in the form of the Certificate Regarding Merger to be executed and delivered to Lender in the form provided by Lender to Borrower) that (1) H&A has consented to the terms of the Loan Agreement to the extent that its consent is required under the terms of the Reorganization Agreement or the H&A Merger Agreement and (2) the transactions contemplated by the H&A Merger Documents have been fully consummated in accordance with the terms thereof as in effect on the date hereof.

                           e.       On or before the close of business on
December 31, 1997, Borrower shall cause Hayes Corporation to execute and deliver to Lender a Capital Contribution Agreement in form and substance satisfactory to Lender, pursuant to which Hayes Corporation agrees to advance to Borrower, as a contribution to Borrower's capital, an amount equal to $35,000,000 in cash;



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                           f.       On or before the close of business on
December 31, 1997, Borrower shall cause each of Hayes Corporation and Access Beyond Technologies, Inc. ("AB Technologies") to execute and deliver to Lender a Guaranty in form and substance satisfactory to Lender, pursuant to which each of Hayes Corporation and AB Technologies unconditionally guarantees all indebtedness owing from Borrower to Lender at any time;

                           g.       On or before the close of business on
December 31, 1997, Borrower shall cause each of Hayes Corporation and AB Technologies to execute and deliver to Lender a General Security Agreement in form and substance satisfactory to Lender, pursuant to which such company grants to Lender a lien upon all of its assets as further security for all indebtedness owing from Borrower to Lender at any time;

                           h.       On or before the close of business on
December 31, 1997, Borrower shall cause each of Hayes Corporation and Penril to execute and deliver to Lender any and all documents, instruments and agreements necessary to perfect Lender's security interests in the assets of such company;

                           i.       On or before the close of business on
December 31, 1997, Borrower shall cause Hayes Corporation to deliver to Lender evidence satisfactory to Lender that Hayes Corporation's execution, delivery and performance of the Guaranty and the General Security Agreement (collectively, the "Hayes Corporation Documents") will not (i) violate any provisions of the Articles of Incorporation or By-Laws of Hayes Corporation;
(ii) result in or constitute a default under any agreement or instrument to which Hayes Corporation is a party or any of its properties is bound; (iii) violate any provision of any judicial or administrative law, rule or regulation, or any judgment, decree or determination by which Hayes Corporation or any of its properties is bound; or (iv) cause, result in or require the creation or imposition in favor of any one of any lien upon or security interest in any property now or hereafter acquired by Hayes Corporation;

                           j.       On or before the close of business on
December 31, 1997, Borrower shall cause Hayes Corporation to deliver to Lender a copy of the resolutions adopted by the directors of Hayes Corporation, certified by an officer of Hayes Corporation, which resolutions authorize Hayes Corporation's execution, delivery and performance of the Hayes Corporation Documents;

                           k.       On or before the close of business on
December 31, 1997, Borrower shall cause Hayes Corporation to deliver to Lender a favorable opinion from Hayes Corporation's counsel, which counsel shall be acceptable to Lender, with respect to (i) the enforceability of the Hayes Corporation Documents; (ii) the perfection of Lender's charge upon the security interests in the



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assets of Hayes Corporation; and (iii) such other matters as requested by
Lender;

                           l.       On or before the close of business on
December 31, 1997, Borrower shall cause AB Technologies to deliver to Lender evidence satisfactory to Lender that AB Technologies' execution, delivery and performance of the Guaranty and the General Security Agreement (collectively, the "AB Technologies Documents") will not (i) violate any provisions of the Articles of Incorporation or ByLaws of AB Technologies; (ii) result in or constitute a default under any agreement or instrument to which AB Technologies is a party or any of its properties is bound; (iii) violate any provision of any judicial or administrative law, rule or regulation, or any judgment, decree or determination by which AB Technologies or any of its properties is bound; or
(iv) cause, result in or require the creation or imposition in favor of any one of any lien upon or security interest in any property now or hereafter acquired by AB Technologies;

                           m.       On or before the close of business on
December 31, 1997, Borrower shall cause AB Technologies to deliver to Lender a copy of the resolutions adopted by the directors of Hayes Corporation, certified by an officer of AB Technologies, which resolutions authorize AB Technologies' execution, delivery and performance of the AB Technologies Documents;

                           n.       On or before the close of business on
December 31, 1997, Borrower shall cause AB Technologies to deliver to Lender a favorable opinion from AB Technologies' counsel, which counsel shall be acceptable to Lender, with respect to (i) the enforceability of the AB Technologies Documents; (ii) the perfection of Lender's charge upon the security interests in the assets of AB Technologies; and (iii) such other matters as requested by Lender; and

                           o.       On or before the close of business on
December 31, 1997, Borrower shall deliver or cause to be delivered to Lender such other document, instruments and agreements as Lender may reasonably request.

         Borrower agrees that any breach of the foregoing covenants shall constitute an Event of Default under the Loan Agreement and shall nullify Lender's consents contained herein.

                  10. AMENDMENT FEE. Borrower agrees to pay to Lender a fee in the amount of $75,000 in immediately available funds on the date hereof in consideration for Lender's willingness to enter into this Agreement.

                  11. EXPENSES OF LENDER. Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection



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with the preparation, negotiation and execution of this Agreement and any other
Transaction Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

                  12. EFFECTIVENESS/GOVERNING LAW. This Agreement shall be effective upon acceptance by Lender (notice of which acceptance is hereby waived) whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia; provided, that, if this Agreement is not executed by Borrower and delivered to Lender on or before December 31, 1997, the amendments contained herein shall be null and void and Lender's consents contained herein shall be ineffective.

                  13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  14. NO NOVATION, ETC.. Except as otherwise expressly provided in this Agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Transaction Documents, each of which shall remain in full force and effect. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

                  15. COUNTERPARTS; TELECOPIED SIGNATURES. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  16. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

                  17. SECTION TITLES. Section titles and references used in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

                  18. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AGREEMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER



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DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS
AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OR ACTIONS OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR OTHERWISE.

                  19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

ATTEST:                                   HAYES MICROCOMPUTER PRODUCTS, INC.
                                          ("Borrower")

  /s/ G. Donald Johnson                   By:      /s/ James A. Jones
---------------------------                  -------------------------------
Assistant Secretary
[CORPORATE SEAL]                          Title:   Vice President
                                                ----------------------------



                                          Accepted and agreed to:

                                          THE CIT GROUP/CREDIT FINANCE, INC.
                                          ("Lender")

                                          By:      /s/
                                             -------------------------------
                                          Title:  Senior Vice President
                                                ----------------------------

               [Consent and Reaffirmation on the following page]



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



                           CONSENT AND REAFFIRMATION

         Each of the undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing Fourth Amendment to Loan and Security Agreement; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of such Fourth Amendment to Loan and Security Agreement and Consent Agreement.

                                      HAYES MICROCOMPUTER PRODUCTS
                                      (AUSTRALIA) PTY LIMITED

                                      By:      /s/ Dennis C. Hayes
                                         -----------------------------------
                                         DENNIS C. HAYES, Director


                                      HAYES MICROCOMPUTER PRODUCTS
                                      (CANADA)  LIMITED

                                      By:      /s/ Dennis C. Hayes
                                         -----------------------------------
                                         DENNIS C. HAYES, President


                                      PRACTICAL PERIPHERALS (EUROPE)
                                      LIMITED

                                      By:      /s/ Dennis C. Hayes
                                         -----------------------------------
                                         DENNIS C. HAYES, Director


                                      HAYES MICROCOMPUTER PRODUCTS
                                      (FRANCE)  S.A.R.L.

                                      By:      /s/ Dennis C. Hayes
                                         -----------------------------------
                                         DENNIS C. HAYES, Authorized
                                               Representative



                    [Signatures continued on following page]

                                         HAYES MICROCOMPUTER PRODUCTS
                                         DE MEXICO S.A. DE C.V.

                                         By:      /s/ Dennis C. Hayes
                                            -----------------------------------
                                            DENNIS C. HAYES, Sole
                                                  Administrator


                                         HAYES MICROCOMPUTER PRODUCTS
                                         (INTERNATIONAL) LIMITED

                                         By:      /s/ Dennis C. Hayes
                                            -----------------------------------
                                            DENNIS C. HAYES, President


                                         ENTERPRISE TECHNOLOGIES, INC.

                                         By:      /s/ Jack E. Fisher
                                            -----------------------------------
                                            JACK E. FISHER, President


                                         HAYES GOVERNMENT SERVICES, INC.

                                         By:      /s/ Dennis C. Hayes
                                            -----------------------------------
                                            DENNIS C. HAYES, President


                                         CARDINAL TECHNOLOGIES, INC.

                                         By:      /s/ Dennis C. Hayes
                                            -----------------------------------
                                            DENNIS C. HAYES, President



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